UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2010

ANTS SOFTWARE INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-16299	13-3054685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(650) 931-0500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 20, 2009, ANTs software inc. (the “Company”) issued a press release announcing the entry into a strategic OEM partnership with a leading global IT vendor. A copy of the press release was attached as Exhibit 99 to the Company’s Current Report on Form 8-K filed on August 20, 2009 (and accepted for filing on August 21, 2009).  On May 20, 2010, the Company announced that the OEM partnership is with IBM.  The Company also held a conference call regarding the OEM partnership, a recording of which is available on the Company’s website:  www.ants.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 21, 2010	ANTS SOFTWARE INC.

	By:	/s/ Dave Buckel
	Name:	Dave Buckel
	Title:	Chief Financial Officer